UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2025

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Restricted Stock Unit Awards

On November 3, 2025, the board of directors (the “Board”) of Better Home & Finance Holding Company (the “Company”), pursuant to the Company’s 2023 Incentive Equity Plan, approved the grant of restricted stock units (“RSUs”), subject to both performance- and time-based vesting criteria, to certain of its named executive officers.

The Board granted Vishal Garg, the Company’s Chief Executive Officer: (1) 287,500 RSUs, which will be earned upon the achievement of certain stock price performance goals, and (2) 287,500 RSUs, which will be earned upon the achievement of certain Company revenue performance goals. The Board also granted Paula Tuffin, the Company’s General Counsel, Chief Compliance Officer and Corporate Secretary: (1) 50,000 RSUs, which will be earned upon the achievement of certain stock price performance goals, and (2) 50,000 RSUs, which will be earned upon the achievement of certain Company revenue performance goals. In each case, (1) the performance goals must be achieved between October 1, 2025 and December 31, 2030, or will otherwise be forfeited for no consideration, and (2) 25% of RSUs will time vest on the 12-month anniversary of the grant date and the remaining balance of which will vest in equal quarterly installments over the following 36 months. Both the performance goals and time criteria must be achieved for the applicable RSUs to fully vest, subject to the individual’s continued service.

The RSUs granted to Mr. Garg and Ms. Tuffin are subject to certain accelerated vesting events described in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2025, including accelerated vesting of the awards upon a termination of employment by the Company without cause or by the individual for good reason in connection with or following a change in control, as provided in the Company’s Executive Change in Control Severance Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: November 7, 2025	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary